Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

13.	Income Taxes

The components of our income tax provision in 2014, 2013 and 2012 were as follows:

(Millions)	2014	2013	2012
Current taxes:
Federal	$1,233.0	$901.9	$731.5
State	84.0	55.7	48.4
Total current taxes	1,317.0	957.6	779.9
Deferred taxes (benefits):
Federal	114.1	63.0	112.8
State	23.6	8.0	(5.2)
Total deferred income taxes	137.7	71.0	107.6
Total income taxes	$1,454.7	$1,028.6	$887.5

Income taxes were different from the amount computed by applying the statutory federal income tax rate to income before income taxes as follows:

(Millions)	2014	2013	2012
Income before income taxes	$3,499.9	$2,940.5	$2,547.3
Tax rate	35%	35%	35%
Application of the tax rate	1,225.0	1,029.2	891.6
Tax effect of:
Health insurer fee	211.9	—	—
State income taxes	78.2	44.2	26.3
Other, net	(60.4)	(44.8)	(30.4)
Income taxes	$1,454.7	$1,028.6	$887.5

The significant components of our net deferred tax liabilities at December 31, 2014 and 2013 were as follows:

(Millions)	2014	2013
Deferred tax assets:
Employee and postretirement benefits	$290.9	$130.9
Insurance reserves	252.9	237.4
Reserve for anticipated future losses on discontinued products	199.1	225.2
Net operating losses	195.3	176.2
Investments, net	68.3	76.0
Debt fair value adjustments	43.4	62.0
Severance and facilities	9.9	30.1
Deferred policy acquisition costs	9.2	21.9
Litigation-related settlement	6.0	43.5
Other	94.9	106.3
Gross deferred tax assets	1,169.9	1,109.5
Less: Valuation allowance	147.9	139.3
Deferred tax assets, net of valuation allowance	1,022.0	970.2
Deferred tax liabilities:
Goodwill and other acquired intangible assets	868.4	861.9
Unrealized gains on investment securities	291.5	192.8
Cumulative depreciation and amortization	286.6	258.2
Total gross deferred tax liabilities	1,446.5	1,312.9
Net deferred tax liabilities (1)	$(424.5)	$(342.7)

(1)
Includes $443.0 million and $521.5 million classified as current assets at December 31, 2014 and 2013, respectively. Includes $867.5 million and $864.2 million classified as long-term liabilities at December 31, 2014 and 2013, respectively.

Valuation allowances are provided when we estimate that it is more likely than not that deferred tax assets will not be realized. A valuation allowance has been established on certain federal and state net operating losses. We base our estimates of the future realization of deferred tax assets primarily on historic taxable income and existing deferred tax liabilities.

We participate in the Compliance Assurance Process (the “CAP”) with the Internal Revenue Service (the “IRS”). Under the CAP, the IRS undertakes audit procedures during the tax year and as the return is prepared for filing. The IRS has concluded its CAP audit of our 2013 tax return as well as all the prior years. We expect the IRS will conclude its CAP audit of our 2014 tax return in 2015.

We are also subject to audits by state taxing authorities for tax years from 2000 through 2013. We believe we carry appropriate reserves for any exposure to state tax issues.

At both December 31, 2014 and December 31, 2013 we did not have material uncertain tax positions reflected in our consolidated balance sheets.

We paid net income taxes of approximately $1.6 billion, $891 million and $741 million in 2014, 2013 and 2012, respectively.